UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☑ Definitive Proxy Statement.
☐ Definitive Additional Materials.
☐ Soliciting Material Pursuant to Section 240.14a-12.
CONTINUCARE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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January 8, 2010
Dear Shareholder:
     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of Continucare Corporation to be held at our executive offices, 7200 Corporate Center Drive, Suite 600, Miami, Florida 33126 on Tuesday, February 9, 2010 at 9:30 a.m. Eastern Standard Time.
     The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. At the Annual Meeting, you will have an opportunity to meet management and ask questions.
     Whether or not you plan to attend the Annual Meeting, it is important that you vote your shares. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.
     We look forward to seeing you on February 9, 2010 and urge you to return your proxy card as soon as possible.
Sincerely,

Chairman, Chief Executive Officer and
President

CONTINUCARE CORPORATION
7200 Corporate Center Drive, Suite 600, Miami, Florida 33126

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on Tuesday, February 9, 2010

To the Shareholders of Continucare Corporation:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Continucare Corporation, a Florida corporation (“Continucare”), will be held at 9:30 a.m., Eastern Standard Time, on Tuesday, February 9, 2010, at the executive offices of Continucare Corporation, 7200 Corporate Center Drive, Suite 600, Miami, Florida, 33126, for the following purposes:
(1)	The election of eight members to Continucare’s Board of Directors to hold office until our next annual meeting of shareholders or until their successors are duly elected and qualified;

(2)	The approval of an amendment and extension of Continucare’s Amended and Restated 2000 Stock Option Plan (the “Plan”) to increase the aggregate number of shares of common stock authorized for issuance pursuant to the Plan from 9,000,000 to 13,000,000 and to extend the expiration date of the Plan from 2010 to 2020;

(3)	The ratification of the appointment of Ernst & Young LLP as Continucare’s independent registered public accounting firm; and

(4)	The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
     The Board of Directors has fixed the close of business on December 21, 2009 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.
     Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.
By Order of the Board of Directors

Senior Vice President — Finance, Chief Financial
Officer, Treasurer and Secretary
Miami, Florida
January 8, 2010
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2010
The accompanying proxy statement and the 2009 Annual Report on Form 10-K are available at
http://www.continucare.com
YOUR VOTE IS IMPORTANT
ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS OF RECORD WHO EXECUTE A PROXY CARD MAY REVOKE THEIR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT AND VOTE THEIR SHARES IN PERSON AT THE MEETING.

ANNUAL MEETING OF SHAREHOLDERS
OF
CONTINUCARE CORPORATION

PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by our Board of Directors of proxies from the holders of our common stock for use at our Annual Meeting of Shareholders to be held at 9:30 a.m., Eastern Standard Time, on Tuesday, February 9, 2010, at our executive offices, 7200 Corporate Center Drive, Suite 600, Miami, Florida, 33126 or at any adjournments or postponements thereof, pursuant to the foregoing Notice of Annual Meeting of Shareholders (the “Annual Meeting”). This proxy statement and the enclosed form of proxy are first being sent to shareholders on or about January 8, 2010.
     Shareholders should review the information provided herein in conjunction with our Annual Report, a copy of which accompanies this proxy statement. Our principal executive offices are located at 7200 Corporate Center Drive, Suite 600, Miami, Florida 33126 and our telephone number is (305) 500-2000.
INFORMATION CONCERNING YOUR PROXY
     The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not prevent a shareholder of record to vote in person at the Annual Meeting should a shareholder of record giving a proxy so desire. Shareholders of record have an unconditional right to revoke their proxy at any time prior to the vote at the Annual Meeting, either in person at the Annual Meeting or by filing with our Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting. If you hold your shares beneficially in “street name” through your broker, you must obtain a signed proxy from the record holder in order to vote the shares in person at the Annual Meeting.
     The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne solely by us. In addition to the use of mail, our employees may solicit proxies personally, by telephone and by facsimile. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.
PURPOSES OF THE MEETING
     At the Annual Meeting, our shareholders will consider and vote upon the following matters:
(1)	The election of eight members to our Board of Directors to hold office until our next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

(2)	The approval of an amendment and extension of Continucare’s Amended and Restated 2000 Stock Option Plan (the “Plan”) to increase the aggregate number of shares of common stock authorized for issuance pursuant to the Plan from 9,000,000 to 13,000,000 and to extend the expiration date of the Plan from 2010 to 2020;

(3)	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm; and

(4)	The transaction of such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Shares represented by valid proxies will be voted in the manner specified in such proxy. Shares represented by valid proxies which do not contain voting instructions as to a matter will be voted FOR the election of the nominees for director named below, FOR the amendment and extension of the Plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. In the event that any other business may properly come before the meeting, the shares represented by valid proxies received pursuant to this solicitation will be voted in the discretion of the proxy holder. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
     The Board of Directors has set the close of business on December 21, 2009 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 59,651,049 shares of our common stock outstanding. Only the record holders of issued and outstanding shares of our common stock as of the close of business on the record date are entitled to vote at the Annual Meeting. Shareholders that own their shares in “street name” through a stock brokerage account or through a bank or nominee may attend the meeting but may not grant a proxy or vote at the meeting. Instead, the broker, bank or nominee is considered the record holder of those shares and those shareholders must instruct the record holder how they wish their shares to be voted. Shareholders are entitled to one vote for each share held, and do not have the right to cumulate their votes. Shareholders do not have rights of appraisal or similar rights of dissenters under the Florida Business Corporation Act with respect to any of the proposals set forth in this proxy statement.
     The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum with respect to all matters presented. Directors will be elected by a plurality of the votes cast by the shares of our common stock entitled to vote at the Annual Meeting. The amendment and extension of the Plan will be approved if a majority of the votes cast at the Annual Meeting vote in favor of the amendment and extension of the Plan. The appointment of Ernst & Young LLP as our independent registered public accounting firm will be ratified if the votes cast favoring the ratification exceed the votes cast opposing the ratification. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by our Articles of Incorporation or Bylaws. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.
     Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting but will not be counted as votes cast for or against any given matter. Accordingly, abstentions will have no effect on the election of directors, the amendment and extension of the Plan and ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
     Broker “non-votes” occur when a broker, bank or other nominee who holds shares in “street name” for a beneficial owner does not have discretionary authority to vote on a matter and has not received instructions on how to vote from the beneficial owner of the shares. Under the rules of the NYSE Amex, a broker or nominee holding shares in “street name” has the discretion to vote the beneficial owner’s shares with respect to the election of directors, and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, under recent NYSE rule changes, a broker does not have the discretion to vote on the election of directors. As a result, any broker that is a member of the NYSE will not have the discretion to vote on the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information as of December 21, 2009 concerning the beneficial ownership of the common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each of our current directors and nominees, (iii) each Named Executive Officer (as defined in the Compensation Discussion and Analysis Section below), and (iv) all of our current executive officers and directors as a group. All holders listed below have sole voting power and investment power over the shares beneficially owned by them, except to the extent such power may be shared with such person’s spouse. Unless noted otherwise, the address of each person listed below is 7200 Corporate Center Drive, Suite 600, Miami, Florida 33126.

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Beneficial Ownership(1)		Common Stock(2)
Robert Cresci	415,000	(3)	*
c/o Pecks Management Partners, Ltd. One Rockefeller Plaza Suite 1427 New York, NY 10020
Luis Cruz, M.D.	50,000	(6)	*
3233 Palm Avenue Hialeah, FL 33012
Neil Flanzraich	315,000	(4)	*
4400 Biscayne Boulevard Miami, FL 33137
Phillip Frost, M.D.	26,105,917	(5)	43.7%
4400 Biscayne Boulevard Miami, FL 33137
Fernando L. Fernandez	525,000	(6)	*
Luis H. Izquierdo	431,250	(6)	*
Jacob Nudel, M.D.	145,000	(7)	*
333 Las Olas Way, #3703 Fort Lauderdale, FL 33301
Richard C. Pfenniger, Jr.	1,846,250	(8)	3.0%
Gemma Rosello	293,750	(6)	*
Marvin A. Sackner	—		—
4400 Biscayne Blvd Miami, FL 33137
Jacqueline M. Simkin	597,640	(9)	1.0%
801 Brickell Avenue, Suite 2350 Miami, FL 33131
A. Marvin Strait	135,000	(10)	*
2 North Cascade Avenue Suite 1300 Colorado Springs, CO 80903
T. Rowe Price Associates, Inc.	4,160,000	(11)	7.0%
Owings Mills Corporate Campus 4515 Painters Mill Road Owings Mills, Maryland 21117-4903
All current directors and executive officers as a group (11 persons)	30,859,807		49.1%

*	Less than one percent.

(1)	For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”); the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act.

(2)	Based on 59,651,049 shares outstanding as of December 21, 2009.

(3)	Includes 215,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(4)	Includes 115,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(5)	Includes (i) 24,771,604 shares owned beneficially through Frost Gamma Investments Trust; (ii) 819,313 shares beneficially owned through Frost Nevada Investments Trust; (iii) 400,000 shares of stock owned directly by Dr. Frost and (iv) 115,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(6)	Represents shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(7)	Includes 95,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(8)	Includes 1,153,220 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(9)	Includes 572,640 shares of common stock held by the Jacqueline Simkin Trust, of which Ms. Simkin is a beneficiary, and 25,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(10)	Includes 108,334 shares of common stock underlying options that are currently exercisable or exercisable within 60 days after December 21, 2009.

(11)	Based on a Schedule 13G filed with the SEC on February 10, 2009, the address of this reporting person is 100 E. Pratt Street, Baltimore, Maryland 21202.
ELECTION OF DIRECTORS
(Proposal No. 1)
Nominees for Election as Director
     Eight persons are nominated for election as directors to serve until our next Annual Meeting of Shareholders and until each director’s successor is duly elected and qualified. Although we anticipate that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the Annual Meeting, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors, unless directed by a proxy to do otherwise.
     The following table sets forth the names and ages of the director nominees. Each director nominee is a current director of ours who has been nominated for re-election at the Annual Meeting, except for Marvin A. Sackner, M.D., who is standing for election for the first time upon the recommendation of our Nominating Committee. Dr. Phillip Frost identified Dr. Sackner as a candidate for director. Dr. Sackner will be replacing Luis Cruz, M.D. as a member of the Board of Directors.

Name	Age
Richard C. Pfenniger, Jr.	54
Robert J. Cresci	66
Neil Flanzraich	66
Phillip Frost, M.D.	73
Jacob Nudel, M.D.	61
Marvin A. Sackner, M.D.	77
Jacqueline M. Simkin	67
A. Marvin Strait	76
     The following additional information is provided for each of the directors listed above.
     Richard C. Pfenniger, Jr. has served as one of our directors since March 2002. In September 2002, Mr. Pfenniger was appointed Chairman of the Board of Directors. In October 2003, he was appointed Chief Executive Officer and President. Mr. Pfenniger served as the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc. from 1997 through June 2003. From 1994 to 1997, Mr. Pfenniger served as the Chief Operating Officer of IVAX Corporation, and, from 1989 to 1994, he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Mr. Pfenniger currently serves as a director of GP

Strategies Corporation (corporate education and training), Safestitch Medical, Inc. (medical devices) and OPKO Health, Inc. (pharmaceuticals).
     Robert J. Cresci has served as one of our directors since February 2000. He has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci currently serves on the Boards of Directors of Sepracor, Inc. (pharmaceuticals), Luminex Corporation (biotechnology), j2 Global Communications, Inc. (telecommunications), and several private companies.
     Neil Flanzraich has served as one of our directors since March 2002. Mr. Flanzraich is a private investor. From May 1998 until February 2006, he served as the Vice Chairman and President of IVAX Corporation. Mr. Flanzraich served as Chairman of the Life Sciences Legal Practices Group of Heller Ehrman White & McAuliff, a law firm, from 1995 to 1998. From 1981 to 1994, Mr. Flanzraich served in various capacities at Syntex Corporation and as a member of the Corporate Executive Committee. From 1994 to 1995, after Syntex Corporation was acquired by Roche Holding Ltd., Mr. Flanzraich served as Senior Vice President and General Counsel of Syntex (U.S.A.) Inc., a Roche subsidiary. Mr. Flanzraich was Chairman of the Board of Directors of North American Vaccine, Inc. from 1989 to 2000. Mr. Flanzraich also currently serves on the Boards of Directors of Javelin Pharmaceuticals, Inc. (pharmaceuticals), Bellus Health Inc. (formerly Neurochem, Inc.) (healthcare), Equity One, Inc. (real estate), and Chipotle Mexican Grill, Inc. (a chain of Mexican restaurants).
     Phillip Frost, M.D. has served as one of our directors since January 2004. Dr. Frost formerly served on our Board of Directors as Vice Chairman from September 1996 until April 2002. Dr. Frost presently serves as the Chairman of the Board and Chief Executive Officer of OPKO Health, Inc., a specialty pharmaceutical company. He is Vice Chairman of the Board of Directors of TEVA Pharmaceuticals, Ltd. (pharmaceuticals), and Chairman of the Board of Ladenburg Thalmann Financial Services, Inc. (security brokerage). He also serves as a director of Castle Brands, Inc. (developer and marketer of alcoholic beverages), Kidville Inc. (schools), and Prolor Biotech, Inc. (formerly Modigene, Inc.) (biopharmaceuticals). Previously, he served as the Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation from 1987 to 2006 and as President of IVAX Corporation from July 1991 until January 1995. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 until the acquisition of Key Pharmaceuticals by Schering Plough Corporation in 1986. He also served as the Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1986. Dr. Frost serves on the Board of Regents of the Smithsonian Institution, is a member of the Board of Trustees of the University of Miami, is Chairman of Temple Emanu El, and is a Trustee of each of the Scripps Research Institutes, the Miami Jewish Home for the Aged and the Mount Sinai Medical Center.
     Jacob Nudel, M.D. has served as one of our directors since October 2002. Dr. Nudel has served as Chief Executive Officer of Comprehensive Casualty Care, LLC, a company that seeks to establish special purpose medical provider networks, since October 2008. He is also a private investor who founded MDwerks.com Corp., where he served as Chairman from 2000 to 2005. From 1995 to 2000, Dr. Nudel served as Chief Executive Officer of Allied Health Group, Inc. From 1992 to 2000, Dr. Nudel also served as Chief Executive Officer of Florida Specialty Network, Inc.
     Marvin A. Sackner has served as a director of Non-Invasive Monitoring Systems, Inc. since he was first elected as Chairman of the Board, Chief Executive Officer and Director in November 1989 and served as Chairman of the Board from November 1989 until October 2008. He served as Chief Executive Officer of Non-Invasive Monitoring Systems, Inc. from 1989 until 2002 and from December 2007 to the present. Dr. Sackner co-founded Respitrace Corporation, a predecessor to Non-Invasive Monitoring Systems, Inc., in 1977 and was the Chairman of its Board from 1981 until October 1989. From 1974 until October 1991, Dr. Sackner was the Director of Medical Services at Mount Sinai in Miami Beach, Florida. From 1973 to 1996, he served as Professor of Medicine, University of Miami at Mount Sinai. Since 2004, he has been Voluntary Professor of Medicine, Leonard Miller Medical School of University of Miami. From 1979 to 1980, Dr. Sackner was the President of the American Thoracic Society. Dr. Sackner was the Chairman of the Pulmonary Disease Subspecialty Examining Board of the American Board of Internal Medicine from 1977 to 1980. In 2007, he was awarded an Honorary Doctorate Degree for “outstanding work in the entire field of pulmonology and sleep disorders,” by the University of Zurich (Switzerland). Dr. Sackner holds 33 United States Patents and has written 223 scientific papers and four books.

     Jacqueline M. Simkin has served as one of our directors since September 2008. Ms. Simkin has been the owner and president of Simkin Management Inc., a company which manages investments since 1996. She was a member of the boards of Alpnet Inc. and Thompson Nutritional Technology Inc. from 1998 through 2000. From 1987 to 1995, Ms. Simkin served on the Board of Directors of the Intercontinental Bank. Ms. Simkin served in various management capacities at The Denver Brick Company including serving as the Chairperson and Chief Executive Officer from 1999 through 2001. Ms. Simkin developed real estate from 1976 to 1986 and is a retired member of the British Colombia Bar Association.
     A. Marvin Strait has served as one of our directors since March 2004. Mr. Strait presently practices as a Certified Public Accountant under the name A. Marvin Strait, CPA. He has practiced in the field of public accountancy in Colorado for over 40 years. He presently serves as a member of the Board of Trustees of the Colorado Springs Fine Arts Center Foundation, the Sam S. Bloom Foundation, The Penrose-St. Francis Health Foundation and Pikes Peak Educational Foundation. He also presently serves as a member of the Board of Directors and Chairman of the Audit Committee of Sturm Financial Group, Inc. and GP Strategies Corporation, and on the Community Advisory Panel of American National Bank. Mr. Strait previously served as the Chairman of the Board of Directors of the American Institute of Certified Public Accountants (“AICPA”), as President of the Colorado Society of Certified Public Accountants and the Colorado State Board of Accountancy, and serves as a permanent member of the AICPA Governing Council.
Vote Required and Recommendation
     The Board of Directors recommends a vote for each of the nominees. Directors will be elected by a plurality of the votes cast by the shares of our common stock entitled to vote at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IDENTIFIED ABOVE.
Identification of Executive Officers
     The following individuals are our executive officers.

Name	Age	Position
Richard C. Pfenniger, Jr.	54	Chairman of the Board, Chief Executive Officer and President
Fernando L. Fernandez	48	Senior Vice President — Finance, Chief Financial Officer, Treasurer and Secretary
Luis H. Izquierdo	55	Senior Vice President — Marketing and Business Development
Gemma Rosello	53	Executive Vice President — Operations
     All officers serve until they resign or are replaced or renamed at the discretion of the Board of Directors.
     The following additional information is provided for our executive officers who are not directors.
     Fernando L. Fernandez was appointed Senior Vice President-Finance, Chief Financial Officer, Treasurer, and Secretary in June 2004. Mr. Fernandez, a certified public accountant, served as Senior Vice President-Finance, Chief Financial Officer, Treasurer, and Secretary of Whitman Education Group, Inc. from 1996 until 2003. Prior to and since his service at Whitman Education Group, Inc., Mr. Fernandez served as Chief Financial Officer of several private investment entities owned by Phillip Frost, M.D. Prior to 1991, Mr. Fernandez served as Audit Manager for PricewaterhouseCoopers LLP (formerly Coopers & Lybrand) in Miami, Florida.
     Luis H. Izquierdo was appointed Senior Vice President — Marketing and Business Development in January 2004. Mr. Izquierdo served as Senior Vice President and as a member of the Board of Directors for Neighborhood Health Partnership from 2002 to 2004. Mr. Izquierdo was Senior Vice President of Marketing and Sales for Foundation Health, Florida from 1999 through 2001. From 1997 through 1999, Mr. Izquierdo served as Senior Vice President and Chief Marketing Officer for Oral Health Services. From 1995 to 1997, Mr. Izquierdo served as the Vice President, Corporate Marketing and Sales for Physicians Corporation of America, and, from 1992 to 1995, he served as the Senior Vice President, Marketing and Sales for CAC-Ramsay Health Plans.

     Gemma Rosello was appointed Executive Vice President — Operations in October 2006. Ms. Rosello had previously served as Senior Vice President — Operations from May 2005. Prior to joining us, Ms. Rosello was the Medicare Business Development Director for AvMed Health Plan. She served as Vice President of Health Services for Neighborhood Health Plan from 2003 to 2004. From 1993 to 2002, she served as the Chief Executive Officer of Medical Utilization Review Associates (MURA), a management service organization, and Apex Health Services which managed Medicare, Medicaid and commercial full risk contracts with national and regional payors. Prior to her work in the managed care arena, Ms. Rosello served as Chief Operating Officer for an acute medical/surgical non-profit hospital in Miami, Florida.
CORPORATE GOVERNANCE
     Pursuant to our bylaws and the Florida Business Corporation Act, our business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of our business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The Board of Directors and each of its committees are authorized to retain financial, legal and other advisors. The Board of Directors reviews its performance annually.
     We have adopted a Code of Conduct and Ethics applicable to our directors, officers and employees including our Chief Executive Officer, Chief Financial Officer and principal accounting officer. A copy of our Code of Conduct and Ethics is available on our website at www.continucare.com. We intend to post amendments to or waivers from our Code of Conduct and Ethics (to the extent applicable to our Chief Executive Officer, Chief Financial Officer or principal accounting officer or to our directors) on our website. Our website is not part of this proxy statement.
Determining Director Independence
     The Board of Directors undertook a review of each director’s independence in December 2009. During this review, the Board of Directors considered transactions and relationships between each director or any member of his or her immediate family and us and our subsidiaries and affiliates. The Board of Directors also examined transactions and relationships between directors or their known affiliates and members of our senior management or their known affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under applicable laws and regulations and the NYSE Amex listing standards. As a result of our review of the relationships of each of the members of the Board of Directors, the Board of Directors affirmatively determined that a majority of our directors, including Mr. Cresci, Mr. Flanzraich, Dr. Frost, Ms. Simkin, and Mr. Strait, are “independent” directors within the meaning of the listing standards of NYSE Amex and applicable law. Also, the Board of Directors affirmatively determined that Dr. Sackner, a nominee standing for election for the first time, is “independent” within the meaning of the listing standards of the NYSE Amex and applicable law. As required by NYSE Amex, our independent directors meet at least annually in executive session without the presence of our non-independent directors or management.
Committees of the Board of Directors and Meeting Attendance
     During the fiscal year ended June 30, 2009 (“Fiscal 2009”), the Board of Directors held five meetings and took certain actions by unanimous written consent. Each director attended at least 75% of the aggregate of (i) the number of meetings of the Board of Directors held during Fiscal 2009, and (ii) the number of meetings held during Fiscal 2009 by all committees of the Board of Directors on which he or she served. We have no formal policy requiring our directors to attend our annual meeting of shareholders, but all of our directors other than Dr. Nudel and Mr. Strait attended our last annual meeting of shareholders.
     The Board of Directors has established Audit, Compensation, Nominating and Executive Committees. The Board of Directors has adopted a written charter for each of these four committees, which is available on our website at www.continucare.com.

The Audit Committee
     The Audit Committee currently consists of Mr. Cresci, Mr. Flanzraich, Ms. Simkin and Mr. Strait (Chairman). The Board of Directors has determined that all current members of the Audit Committee are “financially literate,” “financially sophisticated,” and “independent” within the meaning of the listing standards of NYSE Amex and applicable SEC regulations. The Board of Directors has determined that Mr. Strait meets the attributes of an “audit committee financial expert” within the meaning of SEC regulations.
     The Audit Committee held six meetings during Fiscal 2009. The duties and responsibilities of the Audit Committee include (i) recommending to the Board of Directors the appointment of our independent registered public accounting firm, (ii) reviewing the plan and scope of audits, (iii) reviewing our significant accounting policies and internal controls, and (iv) having general responsibility for the oversight of all audit related matters. The Board of Directors adopted an amended and restated written charter for the Audit Committee, which is available on our website at www.continucare.com. A report from the Audit Committee is included at page 25.
The Compensation Committee
     The Compensation Committee currently consists of Mr. Cresci (Chairman), Ms. Simkin, Mr. Strait and Mr. Flanzraich. The Board of Directors has determined that all of the current members of the Compensation Committee are “independent” within the meaning of the listing standards of NYSE Amex. The Compensation Committee held four meetings during Fiscal 2009. The Compensation Committee provides assistance to the Board of Directors in fulfilling its responsibilities relating to compensation of our directors and executive officers. It reviews and determines the compensation of the Chief Executive Officer and determines or makes recommendations with respect to the compensation of our other executive officers. It also assists the Board of Directors in the administration of our equity-based compensation plans. For further information on the Compensation Committee’s processes and procedures for consideration and determination of executive compensation, see the Compensation Discussion and Analysis below. The Board of Directors adopted a written charter for the Compensation Committee, which is available on our website at www.continucare.com.
The Nominating Committee
     The Nominating Committee currently consists of Dr. Frost (Chairman), Mr. Cresci, Mr. Flanzraich, Ms. Simkin and Mr. Strait. The Board of Directors has determined that all of the current members of the Nominating Committee are “independent” within the meaning of the listing standards of NYSE Amex. The Nominating Committee is responsible for identifying and recommending individuals qualified to become directors and recommending appointments to the committees of the Board of Directors. The Board of Directors adopted a written charter for the Nominating Committee, which is available on our website at www.continucare.com.
     The Nominating Committee held one meeting during Fiscal 2009. The Nominating Committee expects it will generally identify candidates for director through the business and other organizational contacts of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating Committee believes that those candidates can make to the Board of Directors and to management and on such other qualifications and factors as the Nominating Committee considers appropriate. In assessing potential new directors, the Nominating Committee will seek individuals from diverse professional backgrounds who the Nominating Committee believes will provide a broad range of experience and expertise. Director candidates should have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate’s background and accomplishments, candidates for director nominees will be reviewed in the context of the current composition of the Board of Directors and our evolving needs. The Nominating Committee will consider recommendations for director nominees submitted by shareholders. All such recommendations must be delivered in accordance with the provisions of our bylaws and addressed to our Secretary who will forward such shareholder recommendations to the Nominating Committee for consideration. To be eligible for inclusion in our proxy statement and form of proxy relating to our next annual meeting of shareholders, shareholder nominations must be received by our Secretary no later than October 10, 2010 and no earlier than September 10, 2010. We also require that the members of our Board of Directors be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on our behalf, including attending Board of Directors and applicable committee meetings. In addition to identifying and recommending qualified candidates to serve as directors, the Nominating Committee studies and makes recommendations to the Board of Directors concerning the size of the Board of Directors.
The Executive Committee
     The Executive Committee currently consists of Mr. Cresci, Dr. Frost, Dr. Nudel and Mr. Pfenniger (Chairman). The Executive Committee is responsible for exercising certain powers of the full Board of Directors during intervals between meetings of the full Board of Directors. The Board of Directors adopted a written charter for the Executive Committee, which is available on our website at www.continucare.com.
Compensation Committee Interlocks and Insider Participation
     During Fiscal 2009, our Compensation Committee was comprised of the following members: Robert J. Cresci (Chairman), Neil Flanzraich, Jacob Nudel, M.D., Jacqueline Simkin and A. Marvin Strait. In September 2008, Ms. Simkin was appointed a member of the Compensation Committee and in October 2008, Dr. Nudel resigned as a member of the Compensation Committee. Below is a description of a related party transaction with Dr. Nudel. There are no interlocking relationships between members of our Compensation Committee and the compensation committees of other companies’ board of directors.
Certain Relationships and Related Transactions
     The Audit Committee reviews and approves transactions in which Continucare was or is to be a participant, where the amount involved exceeded or will exceed $120,000 annually and any of our directors, executive officers or their immediate family members had or will have a direct or indirect material interest. We have a written policy stating that the Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The related party transaction will not be approved unless at a minimum it is for our benefit and is upon terms no less favorable to us than if the related party transaction was with an unrelated third party. In Fiscal 2009, no related party transaction occurred where this process was not followed.
     As a result of the acquisition of Miami Dade Health Centers, Inc. and its affiliated companies effective October 1, 2006, we became a party to a lease agreement for office space owned by Dr. Luis Cruz, a director of Continucare. For Fiscal 2009, expenses related to this lease were approximately $0.4 million.
     On September 19, 2008, we purchased an aggregate of 400,000 shares of our common stock from certain family trusts of Dr. Cruz. Dr. Cruz does not have beneficial ownership in the shares of common stock held by these family trusts. We paid $2.14 per share for the shares for an aggregate purchase price of $856,000. The per share purchase price paid by us represented a 10% discount from the closing price of our common stock on September 19, 2008.
     On October 23, 2008, we entered into a joint venture with Dr. Jacob Nudel, a director of the Company, that will seek to establish special purpose medical provider networks. As of June 30, 2009, we made contributions of approximately $0.3 million to fund operations of the joint venture.
     On March 12, 2009, we purchased an aggregate of 350,000 shares of our common stock from certain family trusts of Dr. Cruz. Dr. Cruz does not have a beneficial ownership in the shares of common stock held by these family trusts. We paid $1.69 per share for the shares for an aggregate purchase price of $591,500. The per share purchase price paid by us represented a 5% discount from the closing price of our common stock on March 12, 2009.
Communications with the Board of Directors and Non-Management Directors
     Shareholders who wish to communicate with the Board of Directors, any individual director, or the non-management directors as a group can write to our Chairman and Chief Executive Officer, Richard C. Pfenniger, Jr. The letter should include a statement indicating that the sender is a shareholder of ours. Depending on the subject matter, an officer of ours will either:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or

•	not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.
     A member of management will, at each meeting of the Board of Directors, present a summary of any non-routine or non-ministerial, relevant and proper letters received since the last meeting that were not forwarded to the Board of Directors and will make those letters available to the Board of Directors upon request.
Compensation of Directors
     Our Compensation Committee recommends director compensation to the Board. In developing their recommendation, the Compensation Committee strives to set a mix of cash and equity-based compensation in amounts which fairly compensate the directors for their expected time commitments and responsibilities in serving on the Board and which aligns the directors interests with the long term interests of shareholders. Excluding Ms. Simkin, each of our non-employee directors received a cash retainer of $30,000 for his service on the Board in Fiscal 2009. Ms. Simkin received a cash retainer of $22,500 for her service on the Board in Fiscal 2009 due to her appointment to the Board during the fiscal year (September 2008). In addition, for Fiscal 2009, the Chairman of each of the Nominating Committee and the Compensation Committee received an additional cash retainer of $5,000 and the Chairman of the Audit Committee received an additional cash retainer of $10,000. Also, each of our non-employee directors were granted fully vested options to purchase 25,000 shares of common stock during Fiscal 2009.
Director Compensation — Fiscal 2009
     The following table sets forth certain information regarding the compensation paid to our non-employee directors for their service during the fiscal year ended June 30, 2009.

					Change
					in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash	Awards	Awards(1)	Compensation	Earnings	Compensation	Total

Robert J. Cresci	$35,000	—	$14,505	—	—	—	$49,505

Luis Cruz, M.D.	$30,000	—	$14,505	—	—	—	$44,505

Neil Flanzraich	$30,000	—	$14,505	—	—	—	$44,505

Phillip Frost, M.D.	$35,000	—	$14,505	—	—	—	$49,505

Jacob Nudel, M.D.	$30,000	—	$14,505	—	—	—	$44,505

Jacqueline Simkin	$22,500	—	$14,505	—	—	—	$37,005

A. Marvin Strait	$40,000	—	$14,505	—	—	—	$54,505

(1)	Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2009, in accordance with FAS 123(R), without taking into account an estimate of forfeitures related to service-based vesting, of stock option grants, including amounts from awards granted prior to Fiscal 2009. Assumptions used in the calculation of these amounts are included in footnote 7 to our audited financial statements for the fiscal year ended June 30, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 10, 2009. There were no forfeitures during Fiscal 2009. The grant date fair value of the stock option awards granted during Fiscal 2009 and computed in accordance with FAS 123(R) was $0.58 per share. The table below sets forth the aggregate number of stock options of each non-employee director outstanding as of June 30, 2009:

Name	Stock Options
Robert J. Cresci	215,000
Luis Cruz, M.D.	50,000
Neil Flanzraich	115,000
Phillip Frost, M.D.	115,000
Jacob Nudel, M.D.	95,000
Jacqueline Simkin	25,000
A. Marvin Strait	108,334
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Compensation Program
     Our Compensation Committee administers the compensation program for our executive officers and also recommends compensation for our non-employee directors. The Compensation Committee reviews and determines all executive officer compensation, administers our equity incentive plans (including reviewing and approving grants to our executive officers), makes recommendations to shareholders with respect to proposals related to compensation matters and generally consults with management regarding employee compensation programs.
     The Compensation Committee’s charter reflects these responsibilities, and the Compensation Committee and the Board periodically review and, if appropriate, revise the charter. The Board determines the Compensation Committee’s membership. The Compensation Committee is currently comprised of Robert J. Cresci, Neil Flanzraich, Jacqueline M. Simkin and A. Marvin Strait, C.P.A., each of whom are non-employee independent directors. In September 2008, Ms. Simkin was appointed a member of the Compensation Committee and in October 2008 Jacob Nudel, M.D. resigned as a member of the Compensation Committee. The Compensation Committee meets at regularly scheduled times during the year, and it may also hold specially scheduled meetings and take action by written consent. At Board meetings, the Chairman of the Compensation Committee reports on Compensation Committee actions and recommendations, with all discussions of executive compensation occurring in executive sessions of the Board.
     Our executive officers, each of whom are included in the Summary Compensation Table below, are Richard C. Pfenniger, Jr., Chairman of the Board, Chief Executive Officer and President, Fernando L. Fernandez, Senior Vice President — Finance, Chief Financial Officer, Treasurer and Secretary, Luis H. Izquierdo, Senior Vice President — Marketing and Business Development, and Gemma Rosello, Executive Vice President — Operations. Throughout this proxy statement, these individuals are sometimes referred to collectively as the “Named Executive Officers.”
Compensation Philosophy and Objectives
     The core objectives of our compensation programs are to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interests of ours and our shareholders. We seek to achieve these objectives through three principal compensation programs: a base salary, long-term equity incentives, in the form of periodic grants of stock options, and an annual cash incentive bonus. Base salaries are designed primarily to attract and retain talented executives. Periodic grants of stock options are designed to provide a strong incentive for achieving long-term results by aligning interests of our executives with those of our shareholders, while at the same time encouraging our executives to remain with us. Annual cash incentives are designed to motivate and reward the achievement of selected financial goals, generally tied to profitability. The Compensation Committee does not use benchmarking against peer groups to establish the compensation levels of the Named Executive Officers nor does it retain a compensation consultant to advise them on compensation issues. The Compensation Committee believes that our compensation program for the Named Executive Officers is appropriately based upon our performance and the performance and level of responsibility of the executive officer.
Role of Executive Officers in Compensation Decisions
     The Compensation Committee makes all compensation decisions for the Named Executive Officers. Our Chief Executive Officer works closely with the Compensation Committee on compensation matters. The Chief Executive Officer annually reviews the performance of each of the Named Executive Officers (other than the Chief Executive Officer and beginning in 2009, the Executive Vice President of Operations, whose performance is reviewed by the Compensation Committee) and the compensation paid to those individuals during the past fiscal year, and makes recommendations regarding compensation to be paid to those individuals during the next fiscal year. The conclusions reached and recommendations based on these reviews, including those with respect to setting and adjusting base salary, annual cash incentive awards and stock option awards, are presented to the Compensation Committee. Following a review of these conclusions and recommendations, the Compensation Committee will make compensation decisions for these executives as it deems appropriate, including approving the Chief Executive Officer’s recommendations or modifying upward or downward any recommended amounts or awards to the Named Executive Officers. The Compensation Committee meets with the Chief Executive Officer annually to discuss his performance, but ultimately decisions regarding his compensation are made solely by the Compensation Committee based on its deliberations.
Named Executive Officer Compensation Components
     For the fiscal year ended June 30, 2009, base salary, an annual cash incentive bonus opportunity and long-term equity incentive compensation were the principal components of compensation for the Named Executive Officers.
     A significant portion of total compensation is comprised of base salary, which enables us to attract and retain talented executive management through the payment of reasonable current income. Long-term equity incentives, in the form of stock options, which generally vest over a period of three or four years, also form a meaningful percentage of overall compensation which is tied directly to increases in the price of our common stock and also serves the goal of retaining key management. Finally, the annual cash incentive bonus, which historically has been a smaller portion of total cash compensation, provides additional current income to encourage the attainment of annual profitability goals. In making decisions with respect to any element of a Named Executive Officer’s compensation, the Compensation Committee considers the total compensation that may be awarded to the executive. There is no pre-established target or formula for allocating among these three elements of compensation. Rather, the Compensation Committee strives to apportion a mix between cash and equity compensation to provide meaningful current income and to motivate the attainment of long-term value for our shareholders.
     The Compensation Committee generally makes determinations regarding Named Executive Officer compensation at the regularly scheduled meeting of the Compensation Committee following completion of each fiscal year, which typically occurs in September. At this meeting, the Compensation Committee will typically determine base salaries for the upcoming fiscal year, the amount of any cash incentive bonus payable to the Named Executive Officers under the annual cash incentive plan for the preceding fiscal year, the terms of the annual cash incentive plan for the upcoming fiscal year and the grant of any equity incentive awards.
     Base Salary
     The Compensation Committee approves each Named Executive Officer’s base salary by considering the individual’s duties and responsibilities. In setting base salaries for the Named Executive Officers, the Compensation Committee undertakes an annual review in consultation with and based upon recommendations from the Chief Executive Officer. The Compensation Committee’s review includes, among other things, the functional and decision-making responsibilities of each position, the significance of the Named Executive Officer’s specific area of individual responsibility to our financial performance and achievement of overall goals and the experience and past performance and expected future contribution of each executive officer. Decisions regarding increases in salary also take into account the executive’s current salary. With respect to base salary decisions for the Chief Executive Officer, the Compensation Committee makes an assessment of Mr. Pfenniger’s past performance as Chief Executive Officer and its expectations as to his future contributions, as well as the factors described above for the other Named Executive Officers, including evaluating his individual performance and our financial condition, operating results and attainment of strategic objectives. The Compensation Committee generally does not approve a material increase in base salary, absent a significant promotion or other significant change in responsibility of the executive officer. In determining increases in base salaries for Fiscal 2009, the Compensation Committee considered the continued improvement in our results and financial condition under Mr. Pfenniger’s leadership and the efforts of the other Named Executive Officers.
     The Chief Executive Officer’s Fiscal 2009 base salary increased 10.7% from Fiscal 2008 and the other Named Executive Officers’ Fiscal 2009 base salaries increased in the range of 3.0% to 7.0% from Fiscal 2008. Effective September 2008, the Named Executive Officers’ Fiscal 2009 base salaries were as follows: Mr. Pfenniger — $415,000; Mr. Fernandez — $230,000; Mr. Izquierdo - $237,000 and Ms. Rosello — $245,000. For Fiscal 2010, the Compensation Committee has approved an increase of 8.4% in the Chief Executive Officer’s base salary from Fiscal 2009 and increases ranging from 2.5% to 4.8% in the base salaries of the other Named Executive Officers. Effective September 2009, the Named Executive Officers’ Fiscal 2010 base salaries are as follows: Mr. Pfenniger — $450,000; Mr. Fernandez — $241,000; Mr. Izquierdo $243,000 and Ms. Rosello — $256,000.
     Long-Term Equity Incentive Compensation
     Our long-term equity incentive compensation program provides an opportunity for the Named Executive Officers to increase their stake in our Company through grants of options to purchase shares of our common stock and encourages the Named Executive Officers to manage our Company from the perspective of an owner with an equity stake in the business. Each grant allows the executive to acquire shares of common stock at an exercise price equal to the closing price of our common stock on the grant date over a specified period of time not to exceed 10 years. Generally, the options become exercisable in a series of installments over a three or four-year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option grant will provide a positive return to the executive officer only if he or she remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term.
     The Compensation Committee’s grant of stock options to the Named Executive Officers is entirely discretionary, subject to any limitations set by our Amended and Restated 2000 Stock Incentive Plan, and is generally made on a once-a-year basis. Decisions by the Compensation Committee regarding grants of stock options to the Named Executive Officers (other than the Chief Executive Officer and beginning in 2009, the Executive Vice President of Operations) are generally made based upon the recommendation of the Chief Executive Officer, and includes the consideration of the executive officer’s current position with us, the executive officer’s past and expected future performance and the other factors discussed in the determination of base salaries. In addition, the Compensation Committee considers the number of outstanding and previously granted options of the executive, as well as the other components of his or her total compensation in determining the appropriate grant. In Fiscal 2009 and 2010, all of the Named Executive Officers were granted options to purchase shares of our common stock, with an exercise price equal to the market value of the common stock on the date of grant, and which vest in equal annual amounts over a four-year period, in connection with their services for Fiscal 2008 and Fiscal 2009, respectively. In September 2008, the following grants of options were made to our Named Executive Officers in connection with their services for Fiscal 2008: Mr. Pfenniger — option to purchase 175,000 shares; Ms. Rosello — option to purchase 100,000 shares; Mr. Fernandez — option to purchase 100,000 shares; and Mr. Izquierdo — option to purchase 50,000 shares. In September 2009, the following grants were made to our Named Executive Officers in connection with their services for Fiscal 2009: Mr. Pfenniger — option to purchase 175,000 shares; Ms. Rosello — option to purchase 100,000 shares; Mr. Fernandez — option to purchase 100,000 shares; and Mr. Izquierdo — option to purchase 50,000 shares.
     We have generally approved grants of stock options in specific amounts as part of an executive officer’s initial employment with us. We do not have any program or practice to time annual or other grants of stock options in coordination with the release of material non-public information or otherwise.

     Annual Cash Incentive Program
     We maintain an annual cash incentive bonus plan which provides for the payment of cash bonuses to eligible members of our management team, including the Named Executive Officers. The purpose of the cash incentive bonus plan is to provide incentives to those employees who have the ability to impact operating performance, to address and achieve annual performance goals and to participate in our growth and profitability. Under the terms of the plan for Fiscal 2009, a pool was established from which bonuses would be paid in an amount equal to 15% of the amount by which our pre-tax earnings for Fiscal 2009 exceeded a pre-determined threshold. Distributions of awards from the bonus pool to eligible employees, including the Named Executive Officers are determined by the Compensation Committee, which considers the recommendations of the Chief Executive Officer for all participants other than himself. The bonus payable from the pool to the Chief Executive Officer is based solely upon Compensation Committee deliberations.
     In September 2009, the Compensation Committee met to determine bonuses under the plan for Fiscal 2009 to Named Executive Officers. Based on Continucare’s performance during Fiscal 2009, and based upon Mr. Pfenniger’s recommendations with respect to the Named Executive Officers other than himself, the Compensation Committee awarded annual cash incentive program compensation to the named executive officers as follows: Mr. Pfenniger — $265,000; Mr. Fernandez — $125,000; Ms. Rosello — $125,000 and Mr. Izquierdo — $60,000.
     The Compensation Committee approved an annual cash incentive bonus plan for Fiscal 2010 under the same general framework as the Fiscal 2009 plan. The plan for Fiscal 2010 was approved by the Compensation Committee at a meeting held in September 2009, which was its first meeting after completion of our fiscal year ended June 30, 2009. Under the terms of the plan for Fiscal 2010, a bonus pool will be established in an amount equal to 20% of the amount by which our pre-tax earnings exceed a pre-determined threshold. The Compensation Committee believes that the threshold target provides a meaningful incentive to executives to improve performance in a manner that is consistent with the interests of our shareholders. As with the annual cash incentive plan for Fiscal 2009, no bonuses will be payable under the plan for Fiscal 2010 if the threshold financial performance target is not exceeded.
     Other Compensation and Benefits
     Named Executive Officers receive additional compensation in the form of vacation, medical, 401(k), and other benefits generally available to all of our full time employees. While we generally do not provide perquisites to our executive officers, certain Named Executive Officers received modest automobile allowances and we paid medical and life insurance premiums on behalf of all of the Named Executive Officers which exceed the premiums paid by us on behalf of our non-executive employees.
Internal Revenue Code Limits on Deductibility of Compensation
     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.
     The Compensation Committee believes that it is generally in our best interest to attempt to structure performance-based compensation, including stock option grants and annual bonuses, to the Named Executive Officers, each of whom are subject to Section 162(m), in a manner that satisfies the statute’s requirements for full tax deductibility for the compensation. However, the Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable us to meet our overall objectives, even if we may not deduct all of the compensation. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by us to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

Compensation Committee Report
The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
     The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Members of the Compensation Committee:
Robert J. Cresci
Neil Flanzraich
Jacqueline M. Simkin
A. Marvin Strait, C.P.A.
Compensation of Named Executive Officers
Summary Compensation Table
     The following table sets forth certain summary information concerning compensation paid or accrued by us to or on behalf of the Named Executive Officers (as defined in the “Compensation Discussion and Analysis” section above) for the fiscal years ended June 30, 2009, 2008 and 2007. We do not have employment agreements with any of the Named Executive Officers.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Awards	Awards(1)	Compensation	Earnings	Compensation(2)	Total

Richard C. Pfenniger,	2009	$407,519	—	—	$210,161	$265,000	—	$13,435	$896,115
Jr., Chairman of the	2008	$371,539	—	—	$208,907	$300,000	—	$15,940	$896,386
Board, President and	2007	$346,077	—	—	$259,195	—	—	$14,312	$619,584
Chief Executive Officer

Gemma Rosello,	2009	$242,331	—	—	$161,583	$125,000	—	$13,821	$542,735
Executive Vice	2008	$227,942	—	—	$158,082	$150,000	—	$14,237	$550,261
President — Operations	2007	$211,596	—	—	$146,004	—	—	$13,416	$371,016

Fernando L. Fernandez,	2009	$227,481	—	—	$99,577	$125,000	—	$15,501	$467,559
Senior Vice President-	2008	$212,885	—	—	$84,805	$150,000	—	$15,940	$463,630
Finance, Chief	2007	$198,038	—	—	$273,951	—	—	$14,312	$486,301
Financial Officer, Treasurer and Secretary

Luis H. Izquierdo,	2009	$236,115	—	—	$60,816	$60,000	—	$14,479	$371,410
Senior Vice President-	2008	$228,923	—	—	$65,934	$100,000	—	$14,912	$409,769
Marketing and Business	2007	$218,789	—	—	$127,883	—	—	$11,956	$358,628
Development

(1)	Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R), without taking into account an estimate of forfeitures related to service-based vesting, of stock option grants, including amounts from awards granted prior to Fiscal 2009. Assumptions used in the calculation of these amounts are included in footnote 7 to our audited financial statements for the fiscal year ended June 30, 2009 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on

September 10, 2009. There were no forfeitures during Fiscal 2009. Additional information regarding these stock options awarded to the Named Executive Officers in Fiscal 2009, including the grant date fair value of such stock options, is set forth in the “Grants of Plan-Based Awards — Fiscal 2009” table below.

(2)	Includes the amount of the insurance premiums paid by us on behalf of the Named Executive Officers that exceed the insurance premiums paid by us on behalf of our non-executive employees, and also includes car allowances of $6,231 paid to each of Ms. Rosello and Mr. Izquierdo.
Grants of Plan-Based Awards — Fiscal 2009
     The following table sets forth certain information concerning grants of awards to the Named Executive Officers pursuant to our non-equity and equity incentive plans in the fiscal year ended June 30, 2009.

								All Other	All Other
								Stock	Option	Exercise
								Awards:	Awards:	or Base	Grant Date
								Number of	Number of	Price of	Fair Value
		Estimated Possible Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Option	of Stock
	Grant	Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards			Stock or	Underlying	Awards	and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options(2)	($ / Sh)	Awards(3)

Richard C. Pfenniger, Jr.	9/19/08	—	N/A	N/A	—	—	—	—	175,000	$2.38	$200,000
Gemma Rosello	9/19/08	—	N/A	N/A	—	—	—	—	100,000	$2.38	$114,000
Fernando L. Fernandez	9/19/08	—	N/A	N/A	—	—	—	—	100,000	$2.38	$114,000
Luis H. Izquierdo	9/19/08	—	N/A	N/A	—	—	—	—	50,000	$2.38	$57,000

(1)	Represents the estimated possible payouts of cash awards under our annual incentive plan which is tied to financial performance goals. Our annual incentive plan is more fully described in the “Compensation Discussion and Analysis” section beginning on page 11. No threshold payment is disclosed because no payments would be payable under the annual incentive plan until pre-tax profits exceed the threshold amount. Further, no target amount is provided because no target amounts were established and no maximum amount is presented because this plan does not limit the maximum potential payout. The Compensation Committee determines payouts under our Annual Cash Incentive Program after determining amounts available to be paid out following the end of the fiscal year.

(2)	All options are to purchase shares of our common stock granted under our Amended and Restated 2000 Stock Incentive Plan. Each grant vests 25% over the first four years from the date of grant.

(3)	Represents the approximate grant date fair value computed in accordance with FAS 123(R).

Outstanding Equity Awards at Fiscal Year-End — 2009
     The following table sets forth certain information regarding equity-based awards held by the Named Executive Officers as of June 30, 2009.

	Option Awards
	Number of Securities			Equity Incentive Plan Awards:	Option	Option
	Underlying Unexercised Options			Number of Securities Underlying	Exercise	Expiration
Name	Exercisable	Unexercisable		Unexercised Unearned Options	Price	Date

Richard C. Pfenniger, Jr.	821,970	—		—	$0.66	10/1/13
	150,000	50,000	(1)	—	2.42	12/6/15
	112,500	37,500	(2)	—	2.77	9/12/16
	75,000	75,000	(3)	—	2.51	9/11/17
	43,750	131,250	(4)	—	2.38	9/19/18

Gemma Rosello	100,000	—		—	$2.69	5/26/15
	56,250	18,750	(1)	—	2.42	12/6/15
	56,250	18,750	(2)	—	2.77	9/12/16
	37,500	37,500	(3)	—	2.51	9/11/17
	25,000	75,000	(4)	—	2.38	9/19/18

Fernando L. Fernandez	350,000	—		—	$1.98	6/14/14
	56,250	18,750	(1)	—	2.42	12/6/15
	37,500	12,500	(2)	—	2.77	9/12/16
	37,500	37,500	(3)	—	2.51	9/11/17
	25,000	75,000	(4)	—	2.38	9/19/18

Luis H. Izquierdo	300,000	—		—	$1.51	1/5/14
	56,250	18,750	(1)	—	2.42	12/6/15
	18,750	6,250	(2)	—	2.77	9/12/16
	25,000	25,000	(3)	—	2.51	9/11/17
	12,500	37,500	(4)	—	2.38	9/19/18

(1)	Vests in four equal annual installments beginning on December 6, 2006.

(2)	Vests in four equal annual installments beginning on September 12, 2007.

(3)	Vests in four equal annual installments beginning on September 11, 2008.

(4)	Vests in four equal annual installments beginning on September 19, 2009.
Option Exercises and Stock Vested — Fiscal 2009
     No stock options were exercised by the Named Executive Officers in the fiscal year ended June 30, 2009.
Potential Payments upon Termination or Change-in-Control
     The Named Executive Officers do not have employment agreements with us and are all employed on an “at will” basis. We do not have arrangements with any of our Named Executive Officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change-in-control. Grants of stock options to all employees eligible to receive such grants under our Amended and Restated 2000 Stock Incentive Plan vest immediately in the event of a change in control; therefore, no separate disclosure is presented herein with respect to the acceleration of stock options held by the Named Executive Officers upon a change of control under the terms of this stock incentive plan.

Section 16(a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act of 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulation to furnish us with copies of all such reports they file.
     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners for the fiscal year ended June 30, 2009 (“Fiscal 2009”) were complied with except that each of the following officers did not timely file a Form 4 reflecting one transaction that occurred on September 19, 2008: Richard C. Pfenniger, Jr., Fernando L. Fernandez, Luis H. Izquierdo and Gemma Rosello. The Form 4s were filed by these officers on October 20, 2008.
APPROVAL OF ADOPTION OF
AMENDED AND RESTATED 2000 STOCK OPTION PLAN
(Proposal No. 2)
     In 2000, Continucare’s shareholders approved Continucare’s Amended and Restated 2000 Stock Option Plan (the “Plan”), which plan was amended in 2004, 2005 and 2006. At the annual meeting, Continucare is asking shareholders to approve an amendment to the Plan to increase the aggregate number of shares of common stock authorized for issuance pursuant to the Plan from 9,000,000 to 13,000,000 and to extend the expiration date of the Plan from 2010 to 2020. The Board of Directors and the Compensation Committee of the Board of Directors each approved the amendments to the Plan on November 4, 2009.
     A copy of the Plan, as amended, is attached to this proxy statement as Appendix A. The copy of the Plan attached to this proxy statement has been marked to reflect the proposed amendment.
Background and Purpose
     The Plan was originally authorized by the Board of Directors on July 17, 2000 and was approved by Continucare’s shareholders at the 2000 Annual Meeting of Shareholders. The Plan was subsequently amended in 2004, 2005 and 2006. The following summary is qualified in its entirety by reference to the Plan attached this proxy statement.
     The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services, and upon whose efforts and judgment Continucare’s success is largely dependent. Currently, the Plan authorizes, among other things, the granting of incentive or nonqualified stock options to purchase Continucare’s common stock (collectively, “Options”) and the granting of Restricted Stock Awards (“Restricted Stock Awards”) to persons selected by the administrators of the Plan from the class of all of Continucare’s regular employees, including officers who are regular employees and directors, independent contractors, consultants and non-employee directors (“Eligible Recipients”).
Administration of the Plan
     The Plan provides that it shall be administered by Continucare’s Board of Directors or by a committee appointed by the Board of Directors which shall be composed of two or more directors all of whom shall be “outside directors” (as defined in the Plan) in compliance with Section 162(m) of the tax code. The Board has selected the Compensation Committee of the Board of Directors to administer the Plan.
     The Compensation Committee or the Board of Directors, in its sole discretion, determines the persons to be awarded the Options or Restricted Stock Awards, the number of shares subject thereto, in the case of Options, the exercise price and other terms thereof. In addition, the Compensation Committee or the Board of Directors has full power and authority to construe and interpret the Plan, and the acts of the Compensation Committee or the Board of Directors are final, conclusive and binding on all interested parties, including Continucare’s shareholders, officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

     An aggregate of 9,000,000 shares of common stock are currently reserved for issuance upon the exercise of options granted under the Plan, which amount will be increased to 13,000,000 if the amendment and restatement of the Plan is approved. As of December 21, 2009, an aggregate of 365,917 shares of common stock remained available for grant under the Plan. Continucare’s shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. Shares subject to Restricted Stock Awards and Option grants under the Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall be available for further grant under the Plan.
Certain Terms and Conditions
     Limitations on Awards
     The aggregate number of shares that may be issued to under the Plan will not exceed Thirteen Million (13,000,000). A maximum of Thirteen Million (13,000,000) of such shares may be subject to grants of incentive stock options. A maximum of four million (4,000,000) of shares may be issued in connection with awards, other than stock options and stock appreciation rights that are settled in common stock. A maximum of One Million (1,000,000) shares may be subject to grants of stock options to any one person during any one fiscal year. A maximum of One Million (1,000,000) shares may be subject to grants of restricted stock awards to any one person during any one fiscal year.
     Stock Options
     All Options granted under the Plan must be evidenced by a written agreement between Continucare and the grantee. The agreement will contain such terms and conditions as the Compensation Committee or the Board of Directors shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.
     For any Option granted under the Plan, the exercise price per share of common stock may not be less than the “Fair Market Value” of the common stock on the date such Option is granted. For purposes of the Plan, the “Fair Market Value” on any date of reference is deemed to be the closing price of the common stock on such date or if such date is not a business day, on the next business day following such date, unless the Compensation Committee or the Board of Directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; or (ii) if clause (i) is not applicable, the mean between the high bid and low asked quotations for common stock as reported by Pink OTC Markets, Inc. if at least two securities dealers have inserted both bid and asked quotations for common stock on at least five of the 10 preceding days. If neither (i) or (ii) above is applicable, then “Fair Market Value” shall be determined by the Compensation Committee or the Board of Directors in a fair and uniform manner.
     The Compensation Committee or the Board of Directors may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six months (or such other shares as Continucare determines will not cause Continucare to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Compensation Committee or the Board of Directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes Continucare to lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or part with the optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the share that the optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of Continucare’s principal lender or such other rates as the Compensation Committee or the Board of Directors, as the case may be, shall determine, and (iv) contain such other terms as the Compensation Committee or the Board of Directors in its sole discretion shall reasonably require. Consistent with the Sarbanes-Oxley Act of 2002 Directors and executive officers of Continucare may not finance the exercise of Options through a loan from Continucare, nor will Continucare guarantee a loan to or facilitate a loan to any of its directors or executive officers.
     The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the “pyramiding” of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.
     No Incentive Stock Option, and unless the prior written consent of the Compensation Committee or the Board of Directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under Plan will be determined by the committee or the Board of Directors at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the Compensation Committee or the Board of Directors determines. The Compensation Committee or the Board of Directors may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of Continucare’s assets.
     Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated (a) three months after the date on which the optionee’s employment or service is terminated for any reason other than (i) Cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment or service for Cause; (c) one year after the date on which the optionee’s employment or service is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s death if death occurs of, if later, three months after the death if the death occurs following the termination of the optionee’s employment by reason of mental or physical disability.
     To prevent dilutions of the rights of a holder of an Option, the Plan provides for appropriate adjustment of the number of share for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of Continucare’s capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The Compensation Committee or the Board of Directors has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of Continucare’s assets.
     Restricted Stock Awards
     The Compensation Committee or the Board of Directors may, in its discretion, grant Restricted Stock Awards to Eligible Recipients. The Compensation Committee or the Board of Directors will determine at the time of the grant whether the Restricted Stock Award is a performance-based Restricted Stock Award, the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award.
     As a general rule, shares of the common stock that are subject to a Restricted Stock Award will be held by the Compensation Committee or the Board of Directors for the benefit of the award recipient until vested and, when vested, will be transferred to the award recipient. Unless the Compensation Committee or the Board of Directors determines otherwise with respect to any Restricted Stock Award, before the shares subject to a Restricted Stock

Award are vested and transferred to the award recipient, the Compensation Committee or the Board of Directors will exercise any voting or tender rights in its discretion and hold and accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. In the alternative, the Compensation Committee or the Board of Directors may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions or the immediate distribution of dividends paid on the underlying shares.
     All Restricted Stock Awards will be subject to a vesting schedule specified by the Compensation Committee or the Board of Directors when the award is made. All awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made.
     At the time of grant of Restricted Stock Awards, the Compensation Committee or the Board of Directors may designate a Restricted Stock Award as a performance-based Restricted Stock Award. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals, which must be attained as a condition of retention of the shares. The performance goal(s) shall be based on one or more of the following:
•	earnings per share;

•	net income;

•	EBITDA;

•	return on equity;

•	return on assets;

•	stock price;

•	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals; and

•	any other performance criteria established by the compensation committee.
     Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Compensation Committee or the Board of Directors, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made.
     The Compensation Committee or the Board of Directors will determine in its discretion whether the award recipient has attained the goals. If they have been attained, the Compensation Committee or the Board of Directors will certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient).
Termination and Amendment
     The Plan will expire on February 9, 2020 and any Option outstanding on such date will remain outstanding until it expires or is exercised. The Compensation Committee or the Board of Directors may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. Under the rules of the AMEX, shareholder approval is required for any material amendment of the Plan. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any optionee or award recipient, pursuant to any Option or Restricted Stock Award previously granted, without the consent of the optionee or award recipient, as the case may be.
Federal Income Tax Consequences of Options and Restricted Stock Awards
     The Plan is not qualified under the provisions of Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
     Nonqualified Stock Options. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the optionee is one of Continucare’s employees, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.
     If an optionee pays for shares of common stock on exercise of an Option by delivering shares of Continucare’s common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the optionee had exercised the Option solely in exchange for cash.
     We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or Continucare timely satisfies Continucare’s reporting requirements with respect to that amount.
     Incentive Stock Options. The Plan provides for the grant of stock options that qualify as “incentive stock Options” as defined in Section 422 of the tax code. Under the tax code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
     If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
     An optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

     For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option was exercised.
     We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Continucare is allowed a deduction in an amount equal to the ordinary income included in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or Continucare timely satisfies Continucare’s reporting requirements with respect to that amount.
     Restricted Stock Awards. The grant of Restricted Stock Awards under the Plan will not result in federal income tax consequences to either Continucare or the award recipient. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Continucare will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient Continucare will generally be allowed to claim a deduction for compensation expense for this amount as well.
     In certain cases, a recipient of a Restricted Stock Award that is not a performance-based Restricted Stock Award may elect to include the value of the shares subject to a Restricted Stock Award in income for federal income tax purposes when the award is made instead of when it vests.
     Section 162 Limitations. Section 162(m) of the tax code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Continucare intends that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such “performance-based compensation,” so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect Continucare’s ability to ensure that Options or Restricted Stock Awards under the employee plan will qualify as “performance-based compensation” that is fully deductible by Continucare under Section 162(m).
     Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee or award recipient may depend on his particular situation, each optionee or award recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option, the grant of a Restricted Stock Award or the disposition of the common stock acquired on exercise of an Option or subject to the Restricted Stock Award.

Option Grants and Restricted Stock Awards Under the Plan
     As of December 21, 2009, nonqualified stock options to purchase an aggregate of 7,953,278 shares have been granted to 125 employees under the Plan and incentive stock options to purchase an aggregate of 680,805 shares have been granted to one employee under the Plan. The options were granted at exercise prices ranging from $0.35 to $3.57, in all cases the exercise price was equal to the closing price of Continucare’s common stock on the date of grant. As of the date of this proxy statement, 365,917 shares remain available for grant under the Plan.
     The Board of Directors believes that the options granted under the Plan have been and future option and Restricted Stock Awards will be awarded primarily to those persons who the Compensation Committee believes possess a capacity to contribute significantly to the successful performance of Continucare. Because persons to whom grants of options and Restricted Stock Awards are to be made are to be determined from time to time by the Compensation Committee or the Board of Directors, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive options or Restricted Stock Awards or the number of shares for which options or Restricted Stock Awards will be granted except to the extent already granted or which will be the subject of restricted stock awards.
     In addition to the Plan, Continucare also currently maintains the 1995 Plan. The 1995 Plan expired on December 31, 2005, however, options granted under the 1995 Plan prior to that date will remain outstanding and exercisable in accordance with their terms after that date, until such options are exercised, terminated or expired.
Vote Required and Recommendation
     The Board of Directors recommends a vote in favor of the amendment and extension of the Plan. The amendment and extension of the Plan will be approved if a majority of the votes cast at the Annual Meeting vote in favor of the amendment and extension of the Plan.
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 3)
     The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010. Ernst & Young LLP served as our independent registered public accounting firm in Fiscal 2009 and Fiscal 2008.
Fees to Independent Registered Public Accounting Firm
     The following table presents fees for professional services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the audit of our annual financial statements, fees for audit-related services, tax services and all other services.

	Fiscal	Fiscal
	2009	2008
Audit fees (a)	$847,936	$926,255
Audit related fees (b)	—	—
Tax fees (c)	24,000	24,000
All other fees (d)	—	—

	$871,936	$950,255

(a)	Audit fees consist of fees associated with the annual audit and the audit of internal control over financial reporting, and the reviews of the quarterly reports on Form 10-Q.

(b)	No audit related fees were incurred in Fiscal 2009 and 2008.

(c)	Tax fees consist of services provided for tax compliance.

(d)	No other fees were incurred in Fiscal 2009 and 2008.
     All audit related services, tax services and other services were pre-approved by our Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. At each Audit Committee meeting, our Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for pre-approval. Our Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.
     Each year, the independent registered public accounting firm’s retention to audit our financial statements, including the associated fee, is approved by our Audit Committee before the filing of the preceding year’s Annual Report on Form 10-K.
     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires and will be available to respond to appropriate questions from shareholders.
Vote Required and Recommendation
     The Board of Directors recommends a vote in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010. The appointment of Ernst & Young as our independent registered public accounting firm will be ratified if the votes cast favoring the ratification exceed the votes cast opposing the ratification.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Audit Committee Report
     The Audit Committee of the Board of Directors is responsible for, among other things, monitoring:
•	the integrity of our financial statements;

•	our system of internal controls; and

•	the independence, qualifications and performance of our independent registered public accounting firm.
     Our management is responsible for the preparation, presentation and integrity of our financial statements, and our accounting and financial reporting process, including the system of internal control, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles and for expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee’s responsibility is to independently monitor and review these processes and to review and discuss management’s report on our internal control over financial reporting. However, the Audit Committee must rely, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee consults with and discusses these matters and its questions and concerns with management and our independent registered public accounting firm, its oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the integrated audit of our financial statements and internal control over financial reporting has been carried out in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that our registered public accounting firm is in fact “independent.”
     In this context, the Audit Committee held six meetings during Fiscal 2009. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee discussed with our independent registered public accounting firm, with and without management present, the results of their examinations and their evaluations of our financial statements and internal control over financial reporting.
     The Audit Committee also discussed with the independent registered public accounting firm those matters required to be discussed under the rules adopted by the PCAOB, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee received and discussed with the independent registered public accounting firm their annual written report on their independence from us and our management, as required by the PCAOB rules. The Audit Committee’s discussions also included a discussion of the background and experience of the Ernst & Young LLP audit team assigned to us and the quality control procedures established by Ernst & Young LLP.
     Ernst & Young LLP has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm their independence from us. When considering Ernst & Young LLP’s independence, the Audit Committee considered whether their provision of services to us beyond those rendered in connection with their integrated audit and quarterly review work was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the nature of the non-audit services provided and the amount of fees paid to Ernst & Young LLP for their audit and non-audit services, both separately and in the aggregate.
     Based on the Audit Committee’s review and its meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited financial statements for the year ended June 30, 2009 be included in our Annual Report on Form 10-K.
Submitted by the Members of the Audit Committee:
Robert J. Cresci
Neil Flanzraich
Jacqueline Simkin
A. Marvin Strait, C.P.A., Chairman
OTHER BUSINESS
     As of the date of this proxy statement, the Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

SHAREHOLDER PROPOSALS
     Shareholders interested in presenting a proposal for consideration at our next annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Exchange Act and in our Amended and Restated Bylaws. To be eligible for inclusion in our proxy statement and form of proxy relating to that meeting, shareholder proposals must be received by our Secretary no later than October 10, 2010 and no earlier than September 10, 2010. For business to be properly brought before an annual meeting by a shareholder, the shareholder must provide timely notice as prescribed in the Amended and Restated Bylaws and as summarized above.
By Order of the Board of Directors,

Senior Vice President — Finance, Chief Financial Officer,
Treasurer and Secretary
Miami, Florida
January 8, 2010

Appendix A
CONTINUCARE CORPORATION
AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

(As amended ~~on March 2, 2007)~~ and restated on November 4, 2009)
     1. PURPOSE. The purpose of this Plan is to advance the interests of CONTINUCARE CORPORATION, a Florida corporation (the “Company”), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.
     2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:
          (a) “Award Notice” shall mean, with respect to a particular Restricted Stock Award, a written instrument signed by the Company and the recipient of the Restricted Stock Award evidencing the Restricted Stock Award and establishing the terms and conditions thereof.
          (b) “Award Recipient” shall mean the recipient of a Restricted Stock Award.
          (c) “Beneficiary” shall mean the Person designated by an Award Recipient to receive any Shares subject to a Restricted Stock Award made to such Award Recipient that become distributable following the Award Recipient’s death.
          (d) “Board” shall mean the Board of Directors of the Company.
          (e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
          (f) “Committee” shall mean the committee appointed by the Board pursuant to Section 9(a) hereof, or, if such committee is not appointed, the Board.
          (g) “Common Stock” shall mean the Company’s Common Stock, par value $.0001 per share.
          (h) “Company” shall mean Continucare Corporation, a Florida corporation, and its successors or assigns.
          (i) “Director” shall mean a member of the Board.
          (j) “EBITDA” shall mean the Company’s earning for the relevant period prior to deductions for income tax expense, depreciation and amortization.
          (k) “Effective Date” shall mean ~~July 17, 2000.~~the date that this amended and restated Plan is approved by the shareholders of the Company.

          (l) “Fair Market Value” of a Share on any date of reference shall mean the “Closing Price” (as defined below) of the Common Stock on the date of grant, or if the date of grant is not a business day, on the next business day following the date of grant, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, or (ii) if ~~the Common Stock is quoted on the American Stock Exchange (“AMEX”), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii~~clause (i) is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the ~~National Quotation Bureau, Incorporated~~Pink OTC Markets Inc. if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i)~~,~~ or (ii~~), or (iii~~) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.
          (m) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.
          (n) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.
          (o) “Officer” shall mean the Company’s Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) the Company identifies a person as an “executive officer,” the person so identified shall be deemed an “Officer” even though such person may not otherwise be an “Officer” pursuant to the foregoing provisions of this paragraph.
          (p) “Option” (when capitalized) shall mean any option granted under this Plan.
          (q) “Option Agreement” means the agreement between the Company and the Optionee for the grant of an option.
          (r) “Optionee” shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

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          (s) “Outside Director” shall mean a member of the Board who qualifies as an “outside director” under Section 162(m) of the Code and the regulations thereunder and as a “Non-Employee Director” under Rule 16b-3 promulgated under the Securities Exchange Act.
          (t) “Performance-Based Restricted Stock Award” shall mean a Restricted Stock Award to which Section 5(c) is applicable.
          (u) “Performance Goal” shall mean, with respect to any Performance-Based Restricted Stock Award, the performance goal(s) established pursuant to Section 5(c)(i), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.
          (v) “Performance Measurement Period” shall mean, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.
          (w) “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
          (x) “Plan” shall mean this Amended and Restated 2000 Stock Incentive Plan for the Company.
          (y) “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
          (z) “Share” shall mean a share of Common Stock.
          (aa) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option or Restricted Stock Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     3. SHARES AVAILABLE FOR OPTION GRANTS.
          (a) The Committee or the Board may grant to any Award Recipient(s) or Optionee(s) from time to time Restricted Stock Awards for, or Options to purchase, an aggregate of up to ~~Nine~~Thirteen Million (~~9,000,000~~13,000,000) Shares from the Company’s authorized and unissued Shares. If any Restricted Stock Award or Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Restricted Stock Awards or Options may thereafter be granted covering such Shares.
          (b) The granting of Options and Restricted Stock Awards under this Plan shall be subject to the following limitations:

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          (i) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of Thirteen Million (13,000,000) of such shares may be subject to grants of Incentive Stock Options;
          (ii) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of Four Million (4,000,000) of such shares may be issued in connection with Awards, other than Stock Options and Stock Appreciation Rights, that are settled in Common Stock;
          (iii) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of One Million (1,000,000) of such shares may be subject to grants of Options to any one individual during any one fiscal year; and
          (iv) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of One Million (1,000,000) of such shares may be subject to grants of Restricted Stock Awards to any one individual during any one fiscal year.
     4. OPTIONS.
          (a) Incentive and Non-Qualified Options.
          (i) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the ~~effective date~~Effective Date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.
          (ii) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.
          (b) Conditions for Grant of Options.
          (i) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.

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          (ii) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.
          (iii) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.
          (iv) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.
          (c) Option Price. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the ~~par value~~Fair Market Value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.
          (d) Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company

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determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a “cashless exercise” procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee’s tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee (other than a Director or Executive Officer of the Company (each within the meaning of Section 402(a) of the Sarbanes-Oxley Act of 2002, as amended))(each a “Prohibited Optionee”), guarantee a loan to an Optionee (other than a Prohibited Optionee), or otherwise assist an Optionee (other than a Prohibited Optionee) to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of such Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company’s principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 6 hereof.
          (e) Exercisability of Options.
          (i) Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, provided that in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.
          (ii) Unless otherwise provided in any Option Agreement, and subject to the Committee’s or the Board’s right to exercise its discretion to provide a cancellation notice with respect to the Option pursuant to Section 4(f)(ii) hereof, each outstanding Option shall become immediately fully exercisable in the event of a “Change in Control.” For this purpose, the term “Change in Control” shall mean: Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or

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consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned).
          (iii) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.
          (f) Termination of Option Period.
          (i) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:
          (A) three months after the date on which the Optionee’s employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee’s employment by reason of the Optionee’s willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) death of the Optionee;
          (B) immediately upon the termination of the Optionee’s employment for Cause;
          (C) twelve months after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;
          (D) (1) twelve months after the date of termination of the Optionee’s employment by reason of the death of the Optionee, or, if later, (2) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 4(f)(i)(C) hereof; or
          (E) the tenth anniversary of the date of grant of the Option. All references herein to the termination of the Optionee’s employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee’s service with the Company.
          (ii) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in

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which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 6(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any corporate transaction described in Subsection 4(e)(ii) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 4(f)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 4(f)(ii).
          (g) Repricing of Options.
     Unless such action is approved by Company’s shareholders in accordance with applicable law: (i) no outstanding Option granted under the Plan may be amended to provide an exercise price that is lower than the then-current exercise price of such outstanding Option (other than adjustments to the exercise price pursuant to Section 6; (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore a new Option under the Plan covering the same or a different number of shares of Common Stock and having an exercise price lower than the then-current exercise price of the cancelled Option (other than adjustments to the exercise price pursuant to Sections 6); and (iii) the Committee may not authorize the repurchase of an outstanding Option which has an exercise price that is higher than the then-current fair market value of the Common Stock (other than adjustments to the exercise price pursuant to Sections 6).
     5. RESTRICTED STOCK AWARDS.
          (a) In General.
          (i) Restricted Stock Awards may be granted to employees, directors, independent contractors and agents of the Company or any of its Subsidiaries. Each Restricted Stock Award shall be evidenced by an Award Notice that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Such terms and conditions may including, without limitation, any of the following:
          (A) the number of Shares covered by the Restricted Stock Award;
          (B) the amount (if any) which the Award Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

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          (C) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;
          (D) the date of grant of the Restricted Stock Award; and
          (E) the vesting date for the Restricted Stock Award;
          (ii) All Restricted Stock Awards shall be in the form of issued and outstanding Shares, in the discretion of the Committee or the Board, that shall be either:
          (A) registered in the name of the Committee or the Board for the benefit of the Award Recipient and held by the Committee or the Board pending the vesting or forfeiture of the Restricted Stock Award;
          (B) registered in the name of the Award Recipient and held by the Committee or the Board, together with a stock power executed by the Award Recipient in favor of the Committee or the Board, pending the vesting or forfeiture of the Restricted Stock Award; or
          (C) registered in the name of and delivered to the Award Recipient.
In any event, the certificates evidencing the Shares shall at all times prior to the applicable vesting date bear the following legend:
The Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between Continucare Corporation and [Name of Award Recipient] dated [Date] made pursuant to the terms of the Continucare Corporation Amended and Restated 2000 Stock Incentive Plan, as amended, copies of which are on file at the executive offices of Continucare Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement~~.~~, and/or such other restrictive legend as the Committee or the Board, in its discretion, may specify.
          (b) Vesting Date.
          (i) The vesting date for each Restricted Stock Award shall be determined by the Committee or the Board and specified in the Award Notice. Unless otherwise determined by the Committee or the Board and specified in the Award Notice if the service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award for any reason including death or disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (1) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (2) the Fair Market Value of such Shares on the date of forfeiture).
          (ii) Unless otherwise provided in any Award Notice, each outstanding Restricted Stock Award shall become immediately fully vested in the event of a “Change in Control” as defined in Section 4(e)(ii).

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          (c) Performance-Based Restricted Stock Awards.
          (i) At the time it grants a Performance-Based Restricted Stock Award, the Committee or the Board shall establish one or more Performance Goals the attainment of which shall be a condition of vesting of Award Recipient’s Shares. The Performance Goals shall be selected from among the following:
          (A) earnings per share;
          (B) net income;
          (C) EBITDA;
          (D) return on equity;
          (E) return on assets;
          (F) stock price;
          (G) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals;
          (H) any other performance criteria established by the Committee or the Board;
          (I) any combination of (A) through (H) above.
Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee or the Board, include or exclude extraordinary items, taxes and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary (or individual business units) and/or the past or current performance of other companies.
          (ii) At the time it grants a Performance-Based Restricted Stock Award, the Committee or the Board shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined.
          (iii) Within a reasonable period of time as shall be determined by the Committee or the Board following the end of each Performance Measurement Period, the Committee or the Board shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been obtained, shall certify such fact in writing.

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          (iv) If the Performance Goals for a Performance-Based Restricted Stock Award have been determined by the Committee or the Board to have been attained and certified, the Committee or the Board shall either:
          (A) if the relevant vesting date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Award Recipient;
          (B) in all other cases, continue the Shares in their current status pending the occurrence of the relevant vesting date or forfeiture of the Shares.
If any one or more of the relevant Performance Goals have been determined by the Committee or the Board to not have been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (1) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (2) the Fair Market Value of such Shares on the date of forfeiture).
          (v) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s or the Board’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee or the Board may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this Section 5(c)(v) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a “covered employee” as defined in Code Section 162(m)(3) (“Covered Employee”) if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee.
          (d) Dividend Rights. Unless the Committee or the Board determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated for distribution at the same time and subject to the same terms and conditions as the underlying Shares.
          (e) Voting Rights. Unless the Committee or the Board determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee or the Board in its discretion.
          (f) Tender Offers. Each Award Recipient shall have the right to respond, or to direct the response, with respect to the issued Shares related to its Restricted Stock Award, to

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any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee or the Board shall designate in the direction, a written direction in the form and manner prescribed by the Committee or the Board. If no such direction is given, then the Shares shall not be tendered.
          (g) Designation of Beneficiary. An Award Recipient may designate a Beneficiary to receive any Shares that become available for distribution on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee or the Board. In the event that the Beneficiary designated by an Award Recipient dies prior to the Award Recipient, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Award Recipient’s death shall be paid to the executor or administrator of the Award Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee or the Board, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee or the Board may select.
          (h) Taxes. The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.
     6. ADJUSTMENT OF SHARES.
          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:
          (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and
          (ii) the Board or the Committee, subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under the Plan, then the Committee shall, equitably adjust any or all of (a) the number and kind of shares of Class A Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under the Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (b) the number and kind of shares of Class A Common Stock or other securities that may be delivered or deliverable

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in respect of outstanding Options or Restricted Stock Awards, and (c) the exercise price of Options, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.
          (b) Unless otherwise provided in any Option Agreement or the Award Notice, as the case may be, the Committee or the Board may change the terms of Options or Restricted Stock Awards outstanding under this Plan, including with respect to the option price or the number of Shares subject to the Options or Restricted Stock Awards, or both, when, subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under the Plan, then the Committee shall, equitably adjust any or all of (a) the number and kind of shares of Class A Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under the Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (b) the number and kind of shares of Class A Common Stock or other securities that may be delivered or deliverable in respect of outstanding Options or Restricted Stock Awards, and (c) the exercise price of Options, such adjustments become appropriate so as to preserve benefits under the Plan.
          (c) (i) In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company’s shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 4(f)(ii) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.
          (ii) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Restricted Stock Award with respect to which Shares had been awarded to an Award Recipient shall be adjusted by allocating to the Award Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.
          (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason

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thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.
          (e) Without limiting the generality of the foregoing, the existence of outstanding Options or Restricted Stock Awards granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options or Restricted Stock Award; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.
     7. TRANSFERABILITY OF OPTIONS, RESTRICTED STOCK AWARDS AND SHARES.
          (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Non-Qualified Stock Option or Restricted Stock Award, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee or the Award Recipient, as the case may be, by will or the laws of descent and distribution or with respect to a Restricted Stock Award to the Beneficiary, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee’s lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee. The Shares granted pursuant to a Restricted Stock Award shall be distributable, during the lifetime of the Award Recipient, only to the Award Recipient.
          (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option or a Restricted Stock Award or may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.
     8. ISSUANCE OF SHARES.
          (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.
          (b) As a condition to the exercise of any Option or grant of a Restricted Stock Award or delivery of Shares with respect a Restricted Stock Award, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem

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necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:
          (i) a representation and warranty by the Optionee or Award Recipient, as the case may be, to the Company, at the time of any exercise, grant or acquisition, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and
          (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.
     9. ADMINISTRATION OF THE PLAN.
          (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the “Committee”) which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.
          (b) The Committee or the Board may grant Options and Restricted Stock Awards pursuant to this Plan to any persons to whom Options and Restricted Stock Awards may be granted under Sections 4(a) and 5(a) hereof, respectively.
          (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan, any Option Agreement or Restricted Stock Agreement, shall be final and conclusive.
          (d) Any and all decisions or determinations of the Committee or the Board shall be made either (i) by a majority vote of the members of the Committee or the Board at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee or the Board.
     10. WITHHOLDING OR DEDUCTION FOR TAXES.
          (a) If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

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          (b) If and to the extent permitted by the Committee or the Board and specified in an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, an Award Recipient may be permitted to make an election under Section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Award Recipient instead of at a subsequent vesting date.
     11. INTERPRETATION.
          (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act (“Rule 16b-3”), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.
          (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.
          (c) This Plan shall be governed by the laws of the State of Florida.
          (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.
          (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.
     12. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option or Restricted Stock Award issued hereunder shall substantially impair the rights or benefits of any Optionee or Award Recipient pursuant to any Option or Restricted Stock Award previously granted without the consent of the Optionee or Award Recipient.

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     13. TERMINATION DATE. The Plan shall terminate on the 10th anniversary of the Effective Date. The Plan shall be submitted to the shareholders of the Company for their approval and adoption.

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CONTINUCARE CORPORATION
7200 CORPORATE CENTER DRIVE, SUITE 600
MIAMI, FLORIDA 33126
ANNUAL MEETING OF SHAREHOLDERS
OF CONTINUCARE CORPORATION
FEBRUARY 9, 2010
PROXY
          This Proxy is solicited on behalf of the Board of Directors of Continucare Corporation.
          The undersigned hereby appoints Richard C. Pfenniger, Jr. and Fernando L. Fernandez, and each of them, acting alone, with the power to appoint his substitute, as proxies to represent the undersigned and vote as designated on the reverse side, all of the shares of Common Stock of Continucare Corporation held of record by the undersigned at the close of business on December 21, 2009, at the Annual Meeting of Shareholders to be held on February 9, 2010, and at any adjournment or postponement thereof.
          Please complete, date and sign this Proxy on the reverse side, and mail it promptly in the enclosed envelope.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2010
The accompanying proxy statement and the 2009 Annual Report on Form 10-K are available at
http://www.continucare.com
(Continued and to be signed on the reverse side)

(continued from reverse side)
     The Board of Directors of Continucare Corporation unanimously recommends a vote “FOR” each of the nominees for director, “FOR” the amendment and extension of Continucare’s Amended and Restated 2000 Stock Option Plan, and “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of eight directors.
NOMINEES:
Richard C. Pfenniger, Jr.
Robert J. Cresci
Neil Flanzraich
Phillip Frost, M.D.
Jacob Nudel, M.D.
Marvin A. Sackner, M.D.
Jacqueline M. Simkin
A. Marvin Strait
[ ]	FOR ALL NOMINEES

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name(s) below.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.                     [ ]
2. Approval of an amendment and extension of Continucare’s Amended and Restated 2000 Stock Option Plan (the “Plan”) to increase the aggregate number of shares of common stock authorized for issuance pursuant to the Plan from 9,000,000 to 13,000,000 and to extend the expiration date of the Plan from 2010 to 2020.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
4. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 and 3.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the February 9, 2010 meeting.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each shareholder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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